Investment Strategy - ETF Prospectus [Member] - Vanguard Wellington Dividend Growth Active ETF	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing primarily in stocks that tend to offer current dividends. The Fund focuses on stocks of high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically (but not always) are large-cap, undervalued relative to the market, and show potential for increasing dividends. The Fund seeks to invest broadly across industry sectors.